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                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                   9 3/4% SENIOR SUBORDINATED NOTES DUE 2008
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                      OF

                        UNITED ARTISTS THEATRE COMPANY

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of United Artists Theatre Company (formerly named Oscar I
Corporation) (the "Company") made pursuant to the Prospectus, dated       (the
"Prospectus"), if certificates for the outstanding 9 3/4% Senior Subordinated Notes due 2008 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company of Missouri, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

  TO: STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A., EXCHANGE AGENT.

                       By Registered or Certified Mail:

             State Street Bank and Trust Company of Missouri, N.A.
                      Two International Place, 4th Floor
                               Boston, MA 02110
                     Attention: Corporate Trust Department
                                 Kellie Mullen

                       By Overnight Courier or By Hand:

             State Street Bank and Trust Company of Missouri, N.A.
                            61 Broadway, 15th Floor
                              New York, NY 10016
                     Attention: Corporate Trust Department

                By Facsimile (for eligible institutions only):

                                (617) 664-5290
                     Attention: Corporate Trust Department

                             Confirm by Telephone:

                                (617) 664-5587

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*
$ ___________________________________

Certificate Nos. (if available):
-------------------------------------

Total Principal Amount Represented by Certificate(s):
$ ___________________________________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE
X ___________________________________     -------------------------------------
X ___________________________________     -------------------------------------
     Signature(s) of Owner(s) or                          Date
        Authorized Signatory
Area Code and Telephone Number: __________

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
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Capacity:
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Address(es):
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Account Number:
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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________

   __________________________________________________________________________

Area Code & Telephone No.: ____________________________________________________

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________
                            (Please Type or Print)

Title: ________________________________________________________________________

Date: _________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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